Exhibit 10.19

                       SEVENTH AMENDMENT TO LOAN AGREEMENT

      THIS SEVENTH AMENDMENT ("Amendment") made as of this 29th day of December, 2000 among GRISTEDE'S FOODS, INC. (f/k/a Gristede's Sloan's Inc.), a Delaware corporation having its principal place of business at 823 Eleventh Avenue, New York, New York 10019 (the "Borrower"), each of the Subsidiaries of the Borrower listed on Schedule 1 annexed to the Agreement (as hereinafter defined) (individually, a "Guarantor" and collectively, the "Guarantors") (the Borrower and the Guarantors, collectively, the "Credit Parties"), EUROPEAN AMERICAN BANK, a New York banking organization, having an office at 335 Madison Avenue, New York, New York 10017 ("EAB" or a "Bank"), ISRAEL DISCOUNT BANK OF NEW YORK, a New York banking organization, having an office at 511 Fifth Avenue, New York, New York 10017 ("Israel Discount" or a "Bank"), DIME SAVINGS BANK OF NEW YORK, FSB, successor to Keybank National Association, a national banking association, having an office at 1377 Motor Parkway, Islandia, New York 11788 ("Dime" or a "Bank") and BANK LEUMI USA, a New York trust company, having an office at 562 Fifth Avenue, New York, New York 10036 ("Leumi" or a "Bank") and EUROPEAN AMERICAN BANK, as agent for the Banks (the "Agent").

                              W I T N E S S E T H :

      WHEREAS, the Borrower, the Banks and the Agent have entered into a Loan Agreement dated as of the 7th day of November, 1997, which Loan Agreement has heretofore been amended pursuant to that certain First Amendment dated April 30, 1998, that certain Second Amendment dated as of August 29, 1998, that certain Third Amendment dated as of November 28, 1998, that certain Fourth Amendment dated as of February 27, 1999, that certain Fifth Amendment dated as of May 29, 1999 and that certain Sixth Amendment dated as of November 27, 1999 (as so amended, the "Agreement"); and

      WHEREAS, the Banks have made loans to the Borrower as evidenced by certain notes of the Borrower and specifying interest to be paid thereon; and

      WHEREAS, the Credit Parties have requested that the Agent and the Banks agree to amend the repayment terms of the Improvement Term Loans.

      NOW, THEREFORE, in consideration of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Agent and the Banks do hereby agree as follows:

      1. Defined Terms. As used in this Amendment, capitalized terms, unless otherwise defined, shall have the meanings set forth in the Agreement.

      2. Amendment. Section 2.19(a) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "(a) The principal balance of each of the Improvement Term Loan Notes shall be payable as follows:

                  (i) for the period commencing on the date of the Fifth
            Amendment to the Agreement and ending on January 1, 2001, payments of interest only shall be required;

                  (ii) on the following dates, the following principal payments shall be made:

                  Date                   Principal Payment
                  ----                   -----------------

                  January 18, 2001          $87,500.00
                  January 25, 2001          $87,500.00
                  January 29, 2001          $87,500.00
                  February 5, 2001          $87,500.00

                  (iii) for the period commencing on the first Business Day of
            February, 2001 and continuing on each such day thereafter through the first Business Day of June, 2001, principal payments of $50,000.00 per month;

                  (iv) for the period commencing on the first Business Day of
            July, 2001 and continuing on each such day thereafter through the first Business Day of November, 2003, principal payments $133,333.33 per month; and

                  (v) on the Improvement Term Loan Maturity Date, an amount
            equal to the then aggregate outstanding principal balance of the Improvement Term Loan Notes."

      5. Effectiveness. This Amendment shall become effective upon the receipt and satisfactory review by the Bank and its counsel of this Amendment, duly executed by the Borrower and each Guarantor.

      6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

      7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      8. Ratification. Except as hereby amended, the Agreement and all other Loan Documents executed in connection therewith shall remain in full force and effect in accordance with their originally stated terms and conditions. The Agreement and all other Loan Documents executed in connection therewith, as amended hereby, are in all respects ratified and confirmed.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK


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

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the year and date first above written.


EUROPEAN AMERICAN BANK, as Agent

By:________________________________
   George L. Stirling
   Vice President


EUROPEAN AMERICAN BANK

By:________________________________
   George L. Stirling
   Vice President


ISRAEL DISCOUNT BANK OF NEW YORK

By:________________________________
   Name:
   Title:

By:________________________________
   Name:
   Title:


THE DIME SAVINGS BANK OF NEW YORK, FSB

By:________________________________
    Name:
    Title:


BANK LEUMI USA

By:________________________________
   Name:
   Title:

By:________________________________
   Name:
   Title:


GRISTEDE'S FOODS, INC.

By:________________________________
   John Catsimatidis
   Chief Executive Officer


CITY PRODUCE OPERATING CORP.

By:________________________________
   John Catsimatidis
   President


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

GRISTEDE'S OPERATING CORP.

By:________________________________
   John Catsimatidis
   President


NAMDOR INC.

By:________________________________
   John Catsimatidis
   President


RAS OPERATING CORP.

By:________________________________
   John Catsimatidis
   President


SAC OPERATING CORP.

By:________________________________
   John Catsimatidis
   President


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